UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2007
APPLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

289 Turnpike Road, Westborough, Massachusetts	01581

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01.   Other Events.
     As previously disclosed, on March 19, 2004, Applix, Inc. (the “Company”) entered into a Loan and Security Agreement with Silicon Valley Bank (“SVB”), which has been amended by the First Loan Modification Agreement, dated April 14, 2005 and the Second Loan Modification Agreement, dated June 15, 2006 (as amended, the “Loan Agreement”).
     On July 10, 2007, the Company paid to SVB $4,705,067.04, which was equal to the remaining principal and interest amounts owing by the Company to SVB under the Loan Agreement as of such date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.
Date: July 13, 2007	By:	/s/ Milton A. Alpern
Milton A. Alpern
Chief Financial Officer